UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: September 3, 2014
(Date of earliest event reported)

METROSPACES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-186559 (Commission File Number)	90-0817201 (IRS Employer Identification Number)

888 Brickell Key Dr., Unit 1102 Miami, FL (Address of principal executive offices)	33131 (Zip Code)
(305) 600-0407 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 3, 2014, the sole director of the Corporation adopted resolutions increasing the number of members of the board of directors to 2 and appointing Alexander Victor Batalles of Buenos Aires, Argentina, to fill the vacancy so created.

Mr. Batalles has served as president and chief executive officer of Raul V. Batalles S.A., a fire extinguisher business located in Buenos Aires, Argentina, since 2008.

He received the degree of Masters in Business Administration from Universidad Torcuato di Tella in Buenos Aires in 2012 and the degree of Bachellor of Science (Economics) from the Massachusetts Institute of Technology in Cambridge, Massachusetts, in 2004.

He is serving as a director without compensation.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:

None

(b) Pro forma financial information:

None

(c) Shell company transactions:

None

(d) Exhibits

None

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROSPACES, INC.

Dated:	September 3, 2014	By:	/s/ Oscar Brito
Oscar Brito
President